THIS INSTRUMENT PREPARED BY:                          INDEXING INSTRUCTIONS:

Robert S. Lazarus, Esq.                               Sections 31 and 32,
Watkins Ludlam & Stennis                              Township 23 North,
Post Office Box 427                                   Range 5 East, Grenada
Jackson,  Mississippi 39205                           County, Mississippi
Phone Number:  601-949-4900

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT made and entered into this the 22nd day of March, 1996, by and between the City of Grenada, Mississippi, hereinafter called "Lessor" and Danskin, Incorporated, hereinafter called "Lessee":

                              W I T N E S S E T H:

         WHEREAS, the Lessor and Lessee are parties to that certain Lease Agreeement dated as of July, 1992 (the number of the day having been left blank), which was notarized on behalf of the Lessor on July 14, 1992 and on behalf of the Lessee on July 31, 1992 (the "Air Park I Lease") which agreement pertains to the property described in paragraph A of Article 1 below (the "Air Park I Property"); and

         WHEREAS, an addition has been constructed on certain property adjacent to the Air Park I Property which property is described in paragraph B of Article 1 below (the "Air Park II Property") and the Lessor and Lessee wish to terminate the Air Park I Lease and enter into a new lease covering the Air Park I Property and the Air Park II Property.

                                   ARTICLE 1.

                                 LEASED PREMISES

         Subject to the terms and conditions, and for the price hereinafter stipulated:

         Lessor leases, lets and demises unto Lessee, and Lessee leases from Lessor, the following described property situated in the County of Grenada, State of Mississippi.

         A. The property known as the Pennaco Warehouse property in the Grenada Air Industrial Park, to wit:

         A Part or Parcel Sections 31 and 32, Township 23 North, Range 5 East, Grenada County, Mississippi, and being more particularly described as follows:

         Beginning  at a point on the  south  right-of-way  line of The  Airport
         Industrial  Park Road,  said  point  being  639.12  feet +or- North and
         932.05  feet +or- West of the center of the  Northwest  Quarter of said
         Section 32, Thence run south 08 degrees 57' 26" west for 83.61 feet to a point; Thence run north 83 degrees 01' 32" east for 114.39 feet to a point; Thence run south 08 degrees 57' 26" west for 260.06 feet to an iron pin; Thence run south 00 degrees 00' 17" west for 317.99 feet to a point; Thence run south 89 degrees 46' 00" west for 1,169.92 feet to a point; Thence run north 42 degrees 02'56" east for 977.28 feet to a point; Thence run north 51 degrees 45' 34" east for 23.02 feet to a point on the south right-of-way line of said Industrial Park Road; Thence run along said right-of-way along a curve to the left with a radius of 765.35 feet, a delta angle of 33 degrees 56' 23" and an arc length of 453.36 feet to the said point of beginning of herein described tract of land containing 13.32 acres on which Pennaco Warehouse is located.

and

         B. The property known as the Danskin Warehouse property addition in the Grenada Air Industrial Park, to-wit:

         A Part or Parcel Sections 31 and 32, Township 23 North, Range 5 East, Grenada County, Mississippi, and being more particularly described as follows:

         Beginning  at a point on the  south  right-of-way  line of The  Airport
         Industrial  Park Road,  said  point  being  639.12  feet +or- North and
         932.05  feet +or- West of the center of the  Northwest  Quarter of said
         Section 32, Thence run south 08 degrees 57'26" west for 83.61 feet to a point; Thence run north 83 degrees 01 '32" east for 114.39 feet to a point; Thence run south 08 degrees 57'26" west for 260.06 feet to an iron pin; Thence run south 00 degrees 00'17" west for 317.99 feet to a point; Thence run south 89 degrees 46'00" west for 1,169.92 feet to a point; Thence run north 42 degrees 02' 56" east for 977.28 feet to a point; Thence run north 51 degrees 45' 34" east for 23.02 feet to a point on the south right-of-way line of said Industrial Park Road; Thence run along said right-of-way along a curve to the left with a radius of 765.35 feet, a delta angle of 33 degrees 56'23" and an arc length of 453.36 feet to the said point of beginning of herein described tract of land containing 13.32 acres on which Pennaco Warehouse is located, and the following:

         A strip of land 75 feet wide N 47 degrees 57 minutes 04 seconds W by 265 feet long N 42 degrees 02 minutes 56 seconds E bordering on Industrial Park Road and on the Northwest side of the above described property.

which property is hereinafter referred to as the "Premises". This lease shall also cover the improvements located on the Premises, the cost of which improvements has been financed with the proceeds of General Obligation Industrial Bonds, Series 1991 and Series 1993 (collectively, the "Bonds") issued by the County (the Premises, together with such improvements are hereinafter referred to as the "Property").

                                   ARTICLE 2.
                                      TERM

         The term of this lease shall commence on the 1st day of January, 1996, and end at midnight on the 1st day of December, 2008.

                                   ARTICLE 3.
                                     RENTAL

         As rental for the premises, Lessee will pay to Lessor on or before the first day of the month specified in Exhibit A which is attached hereto and incorporated by reference herein, the amount set forth opposite such date.

         Lessee shall pay to Lessor a late charge of five percent (5%) of the amount of any payment due under this Lease Agreement including rent payments if payment is not received by Lessor within fifteen (15) days after the date the payment is due. In addition, after the expiration of the above fifteen (15) day period, all delinquent payments due under the terms of this Lease Agreement together with the above late charge shall bear interest at the lesser of 10% per annum or the maximum rate which Lessee could contract for and agree to pay for loans or advances of money under the laws of the State of Mississippi in effect at the time of the delinquency. The provisions of this paragraph shall not prevent Lessor from declaring a default for payments not made when due. Lessee acknowledges that the above 5% late charge is not a finance charge and that such charge is a reasonable charge for handling delinquent accounts; however, it is not the intention of Lessor or Lessee to violate the usury laws of the State of Mississippi and this paragraph shall be subject to any limitation on finance charges applicable to the payments to be made hereunder.

         The Lessee agrees to pay school taxes to any city, county, school district or any other political subdivision in which the Property may be located and which has authority to tax the Property an amount equal to the ad valorem school taxes which would be levied by any of the foregoing on the Property to the same extent as the foregoing would levy taxes if the Lessee were the legal owner of the Property. Such amount shall be payable at the times and in the manner that such school taxes would otherwise be payable if the Lessee were the legal owner of the Property.

         Except as provided in the preceding paragraph, Lessor agrees that it will cooperate with the Lessee in connection with any ad valorem tax exemption for which the Lessee may be eligible under applicable Mississippi law and the Lessor agrees that it will exercise its discretion in order to provide the Lessee with any such exceptions or abatements.

         The Property shall be insured, at Lessee's expense, for fire and extended coverages in the amount of at least the amount of principal outstanding from time to time of the Bonds. The proceeds of all insurance policies for loss or damage to the Property shall be payable to the Lessee and Lessor as their interest may appear. All proceeds of insurance policies for loss or damage to Lessee's own machinery and equipment shall be paid to the Lessee. All fire and extended coverage insurance required under this lease agreement shall: (1) be issued by and binding upon a solvent insurance or insurance companies qualified and admitted to do business in Mississippi; (2) be a primary policy or a combination of a primary policy and an excess liability policy; and (3) contain an endorsement requiring ten (10) days written notice from the insurance company to Lessor and Lessee before cancellation of the policy shall be effective. A certificate of each policy shall be deposited with Lessor on or before the commencement date and, upon renewal or cancellation thereof, a new certificate shall be deposited with Lessor not less than twenty (20) days before the expiration or termination of the policy then in effect.

         Any holdover at the expiration of this Lease shall be as a tenant at will. During such holdover tenancy, Lessee will be bound by all of the terms, conditions and covenants of this Lease Agreement.

         If the  Lessee  fails  to make  any of the  payments  required  in this
Article 3, the amount so in default shall continue as an obligation of the Lessee until such amount shall have been fully paid.

                                   ARTICLE 4.

                             REPAIRS AND ALTERATIONS

         Lessor shall maintain, in good and usable order, the exterior portion and structural elements of the Property and the appurtenances thereto (including the roof, roof structures and supports, foundations and structural supports, walls, floors, air conditioning and heating systems, excluding floor covering, wires and conduits within the floors or walls and above the ceiling).

                                   ARTICLE 5.

                              MAINTENANCE BY LESSEE

      Except for the obligations of Lessor under the preceding Articles of this lease, Lessee agrees to maintain the interior of the Property (the area within the walls, including the paint on the walls, and from the ceiling, to and including the floor covering), and shall repair any damage caused by any act of or by the negligence of Lessee, its customers, licensees, agents or employees. When needed, Lessee agrees to replace any broken glass in the windows or doors, to replace any floor coverings, to replace any light bulbs or fixtures, repair the interior plumbing, and generally to keep the interior of the premises in good repair, including painting, maintenance of floor covering, repair of all interior electrical equipment and hardware.

                                   ARTICLE 6.

                                CARE OF PREMISES

         Lessee shall keep the premises in a neat and clean condition, and shall permit no unlawful or immoral practice to be carried on within the premises with its knowledge or consent, or by it, and that it will, at all times, comply in its occupancy and use of the premises with all ordinances of the County and City of Grenada, Mississippi, and with all state and federal laws and regulations applicable to the Property.

                                   ARTICLE 7.

                            TAXES AND UTILITY CHARGES

         Lessee will pay, when due, all properly assessed property taxes and assessments on personal property of Lessee installed or stored in the building or upon the leased premises, and will pay all utility charges when due.

                                   ARTICLE 8.

                           ALTERATIONS TO THE PREMISES

         At its own expense, Lessee may make any alterations, additions or changes to the interior partitions in the Property, but Lessee shall not make the alterations, additions or changes which affect the structure of the Property, or to the exterior of the Property, without the express written consent of Lessor.

                                   ARTICLE 9.
                                      ENTRY

         Lessor, or its agent or employees, shall have access to the Property at all reasonable time for inspection.

                                   ARTICLE 10.

                            FIRE AND OTHER CASUALTIES

         If prior to full payment of the rent, the Property is destroyed (in whole or in part) by fire or other casualty, the net proceeds of any insurance resulting from claims for such losses shall be applied, at the discretion of the Lessee, for either of the following purposes:

         The prompt repair, or replacement of the property damaged or destroyed to substantially the same condition as existed prior to the event causing such damage or destruction, as may be desired by the Lessee and as will not materially alter the character of the Property. If the Lessee elects to so repair, such net proceeds shall be paid to and held by the Lessor for such disposition. If the Net Proceeds are not sufficient to pay in full the costs of such repair of the property, the Lessee will nonetheless complete the work, repair or replacement thereof and will pay that portion of the costs thereof in excess of the amount of said net proceeds without reimbursement from Lessor and without any abatement or diminution of the rents payable under this Lease. Any balance of such net proceeds remaining after payment of all the costs of such repair or replacement may be retained by the Lessor and applied to the rent in inverse order of maturity.

                                   ARTICLE 11.

                                 HOLD HARMLESS

         Lessee shall keep and hold Lessor harmless from any liability for loss or damage to any person, property, or things, both real or personal, accruing from any act or omission by Lessee, its agents or employees, in or connected with, or about, the premises during the term of this Lease.

                                   ARTICLE 12.

                     LESSEE'S FIXTURES, EQUIPMENT AND GOODS

         Any and all fixtures, equipment and goods installed by Lessee shall be and remain its property, and Lessee may, at any time, remove the same from the Property. Lessee shall promptly repair any damage or injury to the Property caused by such removal.

                                   ARTICLE 13.
                                     DEFAULT

         In the event that Lessee shall fail to keep any covenant by it undertaken herein, desert or abandon the Property for longer than twenty (20) days, or fail to comply with any obligation undertaken by it, including the payment of rent when due, and such default should continue for a period of twenty (20) days after written notice thereof, or in the event Lessee should be adjudged a bankrupt, or make an assignment for the benefit of its creditors, or in the event a receiver should be appointed for Lessee, or in the event Lessee should suffer any seizure of its property to satisfy any final judgment rendered against it and fail to release the seizure within sixty (60) days after such seizure, then, upon the happening of such events, or any of them, Lessor may, at its option:

         (1) Declare all the remaining rental payments herein provided to be due and payable; or

         (2) Declare the lease terminated, and immediately enter upon and repossess itself of the leased premises without, in any manner, being guilty of trespass; or

         (3) Proceed with any other remedy available to it as the Lessor may desire.

         The failure of Lessor to exercise such option at the time of any default shall not bar or abridge its right to exercise such option at the time of any other default.

                                   ARTICLE 14.

                        ASSIGNMENT OR SUB-LETTING AND USE

         Lessee shall not assign this Lease, or sublet all, or any portion, of the Property without the prior written consent of the Lessor. The Property shall be used only for an industrial warehouse and related manufacturing facilities for the Lessee.

                                   ARTICLE 15.

                               ASSUMPTION OF RISK

         Lessee agrees to carry, at all times, adequate public liability insurance to protect both Lessee and Lessor from any such liability for injury or damage to persons or property on or about the leased premises. The Lessee shall provide a copy of its certificate of insurance as herein mentioned.

                                   ARTICLE 16.

                                     NOTICES

         All notices, demands and requests which may or are required to be given to another party hereunder shall be in writing, and each shall be deemed to have been properly given when served personally on an executive officer of the party to whom such notice is to be given, or when sent postage prepaid by first class mail, registered or certified, return receipt requested, by deposit thereof in a duly constituted United States Post Office or branch thereof located in one of the states of the United States of America is a sealed envelope addressed as follows:

         If to the Lessee:

         Danskin, Incorporated
         111 W. 40 Street
         New York, New York 10018
         Attn: Chief Financial Officer

         If to the Lessor:

         The City of Grenada
         P. O. Box 310 or 152 S. Main Street
         Grenada, Mississippi  38901
         Attn: Larry Kegley, City Manager

         The Lessee and the Lessor may, by notice given hereunder, designate any further or different addresses and to which subsequent notices, certificates or other communications shall be sent.

         If any clause, provision or paragraph of this Lease be ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision or paragraph shall not affect any of the remaining provisions hereof.

         This Lease and every assignment and amendment hereof, shall be recorded in the office of the Clerk of the Chancery Court of Grenada County, Mississippi.

         This Lease shall be governed by and construed in accordance with the laws of the State of Mississippi.

                                   ARTICLE 17.

                            DELIVERY AT END OF LEASE

         Upon termination of this Lease, in course or for breach of any of its terms or conditions, Lessee agrees to return the Property to Lessor in substantially as good condition as when possession is delivered to Lessee, ordinary wear and tear excepted. Any trade fixtures which are not removed by Lessee within 30 days after termination shall become, and thereafter be, the property of Lessor.

                                   ARTICLE 18.

                                WAIVER OF BREACH

         Each party agrees that no assent, expressed or implied by the other party to any breach of any of the covenants and agreements herein contained shall be deemed to be a waiver of any succeeding breach of the same or other covenants or agreements.

                                   ARTICLE 19.

                                 ATTORNEY'S FEES

         In the event either party should be required to resort to any legal action against the other party to enforce any obligation undertaken hereunder, the party to prevail in such action shall be entitled to receive reasonable attorney's fees, in addition to such other recovery to which such party may be entitled.

                                   ARTICLE 20.

                        COVENANTS EXTENDED TO SUCCESSORS

         All covenants and obligations undertaken by any party hereto shall extend to the heirs, successors, legal representatives, and assigns of such parties.

                                   ARTICLE 21.

                           EASEMENTS AND RESTRICTIONS

         The Lessee herein reserves a drainage easement along all ditches which may be situated on the Premises. The Lessee agrees to adhere to all restrictions and easement of record.

         The Lessee shall also adhere to the following conditions, to-wit:

         (1) That the Lessor reserves unto itself, its successors and assigns, for the use and benefit of the public a right of flight for the passage of aircraft in the airspace above the surface of the Premises, together with the right to cause in said air space such noise as may be inherent in the operation of aircraft, now known or hereafter used, for navigation of or flight in the said airspace, and for use of said airspace for landing on, taking off from or operating on the Grenada Airport.

         (2) That the Lessor expressly agrees for itself, its successors and assigns to restrict the heights of structures, objects of natural growth and other obstructions on the Premises to a height of not more than 356 feet above sea level.

         (3) That the Lessor expressly agrees for itself, its successors and assigns to prevent any use of the Premises which would interfere with landing or taking off of aircraft at the Grenada Airport, or otherwise constitute an airport hazard.

                                   ARTICLE 22.

         The Air Park I Lease is hereby terminated as of the effective date of this Lease Agreement.

         IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease to be executed in their respective names and the Lessor's seal to be hereunto affixed and in each case attested by their duly authorized officer, and the Lessor and the Lessee have caused this Lease to be dated as of the date first above written, although actually executed on the dates specified in their respective acknowledgments hereto.

                                              DANSKIN, INC. - Lessee

                                              By: Beverly Eichel
                                                  ----------------------------
                                                  Beverly Eichel
                                                  Chief Financial Officer

ATTEST:

EDWIN DEAN
----------------------------
EDWIN DEAN, General Counsel
and Secretary

(SEAL)

                                              THE CITY OF GRENADA,
                                              MISSISSIPPI - Lessor

                                              By: Mike Hyneman
                                                  ----------------------------
                                                  Mike Hyneman, Mayor

ATTEST:

Valleria Blaylock
------------------------
Valleria Blaylock
City Clerk - Comptroller

(SEAL)

                            ACKNOWLEDGMENT OF LESSOR

STATE OF MISSISSIPPI
COUNTY OF GRENADA

         Personally appeared before me, the undersigned authority in and for the jurisdiction aforesaid, Mike Hyneman, and Valleria Blaylock, who acknowledged to me that they are the Mayor and City Clerk, respectively, of the City of Grenada, Mississippi (the "Lessor"), and that for and on behalf of the Lessor and as its act and deed, they signed, sealed and delivered the above and foregoing instrument on the day and in the year therein mentioned, they being first duly authorized so to do by the Lessor.

         GIVE UNDER MY HAND AND OFFICIAL SEAL OF OFFICE, this, the 13th day of February.

                                                     [SEAL]

                                              Lois B. Freelon
                                              -------------------------------
                                              NOTARY PUBLIC

My Commission Expires:

Notary Public State of Mississippi At Large
My Commission Expires: January 22, 1999
BONDED THRU REIDEN-MARCHETT, INC.
-------------------------------------------



                            ACKNOWLEDGMENT OF LESSEE

STATE OF NEW JERSEY
COUNTY OF MIDDLESEX

         Personally appeared before me, the undersigned authority in and for the jurisdiction aforesaid, the within named Beverly Eichel and Edwin Dean who acknowledged to me that they are the Chief Financial Officer and General Counsel and Secretary of the Company, and that for and on behalf of said corporation and as its act and deed, they signed, sealed and delivered the foregoing instrument on the day and in the year therein mentioned, they being first duly authorized so to do by said corporation.

         WITNESS MY HAND AND OFFICIAL SEAL OF OFFICE, this the 22nd day of March 1996.


                                               Lynn G. Golubchik
                                              --------------------------------
                                              NOTARY PUBLIC

My Commission Expires:
LYNN G. GOLUBCHIK
----------------------
Notary Public of New Jersey
My Commission Expires May 15, 2000.

                               RENT SCHEDULE


---------------------------------------------------------
                                           MONTHLY
     MONTH                                 TOTA
---------------------------------------------------------
JANUARY 1996                              13,600.00
FEBRUARY 1996                             13,600.00
MARCH 1996                                98,145.18
APRIL 1996                                13,600.00
MAY 1996                                  13,600.00
JUNE 1996                                 13,600.00
JULY 1996                                 13,600.00
AUGUST 1996                               13,600.00
SEPTEMBER 1996                            98,145.18
OCTOBER 1996                              13,600.00
NOVEMBER 1996                             13,600.00
DECEMBER 1996                             13,600.00
JANUARY 1997                              13,600.00
FEBRUARY 1997                             13,600.00
MARCH 1997                                98,145.18
APRIL 1997                                13,600.00
MAY 1997                                  13,600.00
JUNE 1997                                 13,600.00
JULY 1997                                 13,600.00
AUGUST 1997                               13,600.00
SEPTEMBER 1997                            98,145.18
OCTOBER 1997                              13,600.00
NOVEMBER 1997                             13,600.00
DECEMBER 1997                             13,600.00
JANUARY 1998                              13,600.00
FEBRUARY 1998                             13,600.00
MARCH 1998                                98,145.18
APRIL 1998                                13,600.00
MAY 1998                                  13,600.00
JUNE 1998                                 13,600.00
JULY 1998                                 13,600.00
AUGUST 1998                               13,600.00
SEPTEMBER 1998                            98,145.18
OCTOBER 1998                              13,600.00
NOVEMBER 1998                             13,600.00
DECEMBER 1998                             13,600.00
JANUARY 1999                              13,600.00
FEBRUARY 1999                             13,600.00
MARCH 1999                                98,145.18
APRIL 1999                                13,600.00
MAY 1999                                  13,600.00
JUNE 1999                                 13,600.00
JULY 1999                                 13,600.00
AUGUST 1999                               13,600.00
SEPTEMBER 1999                            98,145.18
OCTOBER 1999                              13,600.00
NOVEMBER 1999                             13,600.00
DECEMBER 1999                             13,600.00
JANUARY 2000                              13,600.00
FEBRUARY 2000                             13,600.00
MARCH 2000                                98,145.18
APRIL 2000                                13,600.00
MAY 2000                                  13,600.00
JUNE 2000                                 13,600.00
JULY 2000                                 13,600.00

---------------------------------------------------------
                                           MONTHLY
     MONTH                                 TOTA
---------------------------------------------------------
AUGUST 2000                               13,600.00
SEPTEMBER 2000                            98,145.18
OCTOBER 2000                              13,600.00
NOVEMBER 2000                             13,600.00
DECEMBER 2000                             13,600.00
JANUARY 2001                              13,600.00
FEBRUARY 2001                             13,600.00
MARCH 2001                                98,145.18
APRIL 2001                                13,600.00
MAY 2001                                  13,600.00
JUNE 2001                                 13,600.00
JULY 2001                                 13,600.00
AUGUST 2001                               13,600.00
SEPTEMBER 2001                            98,145.18
OCTOBER 2001                              13,600.00
NOVEMBER 2001                             13,600.00
DECEMBER 2001                             13,600.00
JANUARY 2002                              13,600.00
FEBRUARY 2002                             13,600.00
MARCH 2002                                98,145.18
APRIL 2002                                13,600.00
MAY 2002                                  13,600.00
JUNE 2002                                 13,600.00
JULY 2002                                 13,600.00
AUGUST 2002                               13,600.00
SEPTEMBER 2002                            98,145.18
OCTOBER 2002                              13,600.00
NOVEMBER 2002                             13,600.00
DECEMBER 2002                             13,600.00
JANUARY 2003                              13,600.00
FEBRUARY 2003                             13,600.00
MARCH 2003                                98,145.18
APRIL 2003                                13,600.00
MAY 2003                                  13,600.00
JUNE 2003                                 13,600.00
JULY 2003                                 13,600.00
AUGUST 2003                               13,600.00
SEPTEMBER 2003                            98,145.18
OCTOBER 2003                              13,600.00
NOVEMBER 2003                             13,600.00
DECEMBER 2003                             13,600.00
JANUARY 2004                              13,600.00
FEBRUARY 2004                             13,600.00
MARCH 2004                                98,145.18
APRIL 2004                                13,600.00
MAY 2004                                  13,600.00
JUNE 2004                                 13,600.00
JULY 2004                                 13,600.00
AUGUST 2004                               13,600.00
SEPTEMBER 2004                            98,145.18
OCTOBER 2004                              13,600.00
NOVEMBER 2004                             13,600.00
DECEMBER 2004                             13,600.00

---------------------------------------------------------
                                           MONTHLY
     MONTH                                 TOTA
---------------------------------------------------------
JANUARY 2005                              13,600.00
FEBRUARY 2005                             13,600.00
MARCH 2005                                98,145.18
APRIL 2005                                13,600.00
MAY 2005                                  13,600.00
JUNE 2005                                 13,600.00
JULY 2005                                 13,600.00
AUGUST 2005                               13,600.00
SEPTEMBER 2005                            98,145.18
OCTOBER 2005                              13,600.00
NOVEMBER 2005                             13,600.00
DECEMBER 2005                             13,600.00
JANUARY 2006                              13,600.00
FEBRUARY 2006                             13,600.00
MARCH 2006                                98,145.18
APRIL 2006                                13,600.00
MAY 2006                                  13,600.00
JUNE 2006                                 13,600.00
JULY 2006                                 13,600.00
AUGUST 2006                               13,600.00
SEPTEMBER 2006                            98,145.18
OCTOBER 2006                              13,600.00
NOVEMBER 2006                                  0.00
DECEMBER 2006                                  0.00
JANUARY 2007                                   0.00
FEBRUARY 2007                                  0.00
MARCH 2007                                84,545.18
APRIL 2007                                     0.00
MAY 2007                                       0.00
JUNE 2007                                      0.00
JULY 2007                                      0.00
AUGUST 2007                                    0.00
SEPTEMBER 2007                            84,545.18
OCTOBER 2007                                   0.00
NOVEMBER 2007                                  0.00
DECEMBER 2007                                  0.00
JANUARY 2008                                   0.00
FEBRUARY 2008                                  0.00
MARCH 2008                                84,545.18
APRIL 2008                                     0.00
MAY 2008                                       0.00
JUNE 2008                                      0.00
JULY 2008                                      0.00
AUGUST 2008                                    0.00
SEPTEMBER 2008                            84,545.18
OCTOBER 2008                                   0.00
NOVEMBER 2008                                  0.00
DECEMBER 2008                                  0.00